                                                                    EXHIBIT 99.1

                                 AMENDMENT NO. 3
                                     to the
                           Airline Services Agreement
                                  By and Among
              Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and
                            Northwest Airlines, Inc.


This Amendment No. 3 (the "Amendment") to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc., dated January 14, 2003 and made effective as of January 1, 2003, as amended by Amendment No. 1, dated September 11, 2003, and by Amendment No. 2, dated November 26, 2003 (the "ASA") is made and entered into as of August 20, 2004.

                                   WITNESSETH:

WHEREAS, Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. desire to amend certain provisions of the ASA in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. enter into this Amendment and agree as follows:

1. Amendment of Section 4.02. Section 4.02 of the ASA is amended in its entirety effective June 1, 2004 to read as follows:

                  SECTION 4.02 GROUND HANDLING

                  Passenger and Ramp Handling. At Northwest Service Cities, the ground handling functions shall consist of the following Northwest- provided functions: (a) all gate check-in activities, (b) all passenger enplaning/deplaning services, including but not limited to sky cap and wheel chair services,
                  (c) aircraft loading/unloading services, including but not limited to airside busing, (d) passenger ticketing, (e) jetbridge maintenance, (f) janitorial services, and (g) deicing services, and the following functions to be performed at Pinnacle's option by Northwest (subject to the concurrence of Northwest's local station manager), by Pinnacle with its own employees or by a contract agent: (a) pushback, tow or taxi, (b) airstarts, and (c) aircraft cleaning, including but not limited to overnight cleaning, lavatory service and water service (collectively, the "Ground Handling Functions"). At least thirty (30) days before the start of services pursuant to a schedule change, Pinnacle shall provide written notice to Northwest regarding Pinnacle's election to use Northwest, its own employees or a contract agent to perform the (a) pushback, tow or taxi, (b) airstart, and/or (c) aircraft cleaning functions at each Northwest Service City. With respect to each Northwest Service City where Pinnacle elects to use its own employees or a contract agent to perform the (a) pushback, tow or taxi, (b) airstart, and/or (c) aircraft cleaning functions, Pinnacle shall include in its periodic Cycle reports (pursuant to Section 5.02(a)) the following information: (x) the per turn amount incurred by Pinnacle to have such functions performed by its own employees or a contract agent at each such Northwest Service City, and
                  (y) the number of Cycles operated at each such Northwest Service City during the period covered by the report. In the event Northwest performs all Ground Handling Functions the rate Northwest charges Pinnacle shall be $750 per turn (cycle). If Pinnacle elects to use its own employees or a contract agent to perform the (a) pushback, tow or taxi, (b) airstart, and/or (c) aircraft cleaning functions, the $750 per turn rate shall be reduced by the per turn amount Pinnacle incurred to have those functions performed by its own employees or such contract agent. At Pinnacle Service Cities, Pinnacle shall provide the Ground Handling Functions. At a Contracted Service City, the Ground Handling Functions shall be provided utilizing a contract agent. At DTW, MSP and any other Hub City, excluding MEM, Pinnacle shall use its own personnel and equipment or a contract agent to perform the Ground Handling Functions, except for (i) passenger ticketing,
                  (ii) airside busing, sky cap and wheel chair services, (iii) jetbridge maintenance (iv) janitorial services, and (v) DTW deicing services, all of which services Northwest shall provide at its sole cost. In the event Pinnacle utilizes a contract agent to perform substantially all of the Ground Handling Functions at DTW the rate for such contracted services shall not exceed $154 per turn (cycle), excluding commissary charges. Any charge for such services in excess of $154 per turn shall be the sole cost of Northwest. In the event Pinnacle utilizes a contract agent to perform substantially all of the Ground Handling Functions at MSP the rate for such contracted services shall not exceed $175 per turn (cycle), including commissary charges. Any charge for such services in excess of $175 per turn shall be the sole cost of Northwest. At MEM, Pinnacle shall use its own personnel and equipment or a contract agent to perform the Ground Handling Functions, except for (i) passenger ticketing, and (ii) airside busing, sky cap and wheel chair services, all of which services Northwest shall provide at its sole cost.

                  Notwithstanding anything to the contrary in this Agreement, Northwest may, at its option, require Pinnacle upon ninety
                  (90) days prior written notice to utilize Northwest, a Northwest-designated contract agent, or Pinnacle's own personnel and equipment to perform the Ground Handling Functions at any or all of the Hub Cities, Contracted Service Cities and Pinnacle Service Cities, provided that (i) in the event Northwest enters into a ground handling agreement with a contracted agent in a Contracted Service City, Northwest shall charge Pinnacle $301 per turn (cycle) (ii) the city classification pursuant to Section 5.03(b) will be revised to the extent necessary, and (iii) the service standards applicable to any Northwest-designated contract agent will be either reasonably satisfactory to Pinnacle or no less stringent than the standards applicable to Northwest's own operations. Furthermore, in the event a city is converted from a Contracted Service City to a Pinnacle Service City, the Northwest passenger ticket counter (passenger ticketing function pursuant to Section 4.02 (d)) at such Service City may only be staffed by one company designated by Northwest.

2. Amendment of Article V. Article V of the ASA is amended in its entirety effective June 1, 2004 to read as set forth in Article V attached hereto in Exhibit I.

3. Miscellaneous. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Minnesota, notwithstanding the choice of law provisions thereof. Except as specifically amended, the ASA remains in full force and effect and is reaffirmed by each of the parties hereto. From and after the date hereof all references in the ASA to the "Agreement" shall be deemed to be references to the Agreement as amended by this Amendment.


IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first set forth above.

PINNACLE AIRLINES, INC.                  NORTHWEST AIRLINES, INC.



By:      \s\ Curtis E. Sawyer            By:    \s\ Thomas J. Bach
         --------------------                   ------------------

Name:    Curtis E. Sawyer                Name:  Thomas J. Bach

Title:   Vice President and              Title: Vice President of Market
         Chief Financial Officer                and Airlink


PINNACLE AIRLINES CORP.


By:      \s\ Curtis E. Sawyer
         --------------------

Name:    Curtis E. Sawyer

Title:   Vice President and
         Chief Financial Officer

Exhibit I

                                                                       Article V
                                                                    Page 1 of 19
                                                 (as amended by Amendment No. 3)


                                    ARTICLE V



                           REVENUES, PAYMENTS AND SETOFF

         SECTION 5.01 REVENUES. Pinnacle acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets and cargo air waybills associated with the operation of the Aircraft and all other sources of revenue associated with the operation of the Aircraft are the sole property of Northwest, including without limitation ticket change fees and other fees or charges which are applicable pursuant to Northwest's tariffs, unaccompanied minor fees, beverage services, excess baggage fees and nonrevenue pass travel charges.

         SECTION 5.02      PAYMENTS TO PINNACLE.

         (a) Reports. Pinnacle shall provide to Northwest periodic reports with respect to the number of actual, completed Block Hours, and Cycles by category as defined in Section 5.03(b) of regional jet service flown by Pinnacle (each in respect of Scheduled Flights, Charter Flights and Non-Scheduled Flights) in accordance with the following schedule in each calendar month during the term of this Agreement:

      Day of Month Report Due                       Period Covered by Report
      -----------------------                       ------------------------
              22                                    1st - 15th of Month

              7                                     Complete Previous Month

Pinnacle shall also provide Northwest periodic reports with respect to its Available CRJ Days, CRJ deliveries, and its expenses with respect to Section
5.05 and Section 5.06 in accordance with the following schedule in each calendar month during the term of this Agreement:

      Day of Month Report Due                       Period Covered by Report
      -----------------------                       ------------------------
              7                                     Complete Previous Month

         (b) Payment Schedule. Northwest shall remit to Pinnacle by wire transfer of immediately available funds by the close of business on the 30th day of each calendar month (or the next banking day if the 30th is a bank holiday), as a provisional payment, Pinnacle's Block Hour Payment, Cycle Payment, IOP Payment and any payments due pursuant to Section 5.05 below for the period covered by the Block Hour Report and Cycle Report furnished by Pinnacle on the 22nd day of the month and the payment due in respect of Equipment Rental Expense pursuant to Section 5.06 below.

Exhibit I

                                                                       Article V
                                                                    Page 2 of 19
                                                 (as amended by Amendment No. 3)


Northwest shall remit to Pinnacle by wire transfer of immediately available funds by the close of business on the 15th day of each month (or the next banking day if the 15th is a bank holiday), as a final payment, Pinnacle's Block Hour Payment, Cycle Payment, IOP Payment, Fixed Cost Payment, Monthly Margin Payment, any payments due pursuant to Section 5.05 or Section 5.06 below for the preceding month and any payments due with respect to Charter Flights, less the amount of the provisional payment made on the 30th day of the preceding month.

For purposes of this Section 5.02, the above-referenced payments to Pinnacle shall be calculated as follows for any applicable period:

                  (i) the Block Hour Payment will be equal to the then applicable Block Hour Rate multiplied by the number of actual, completed Block Hours reported in Pinnacle's Block Hour Report for such period for Scheduled Flights, Non-Scheduled Flights and Charter Flights, plus

                  (ii) the Cycle Payment will be equal to the then applicable Cycle Rates multiplied by the number of actual, completed Cycles for each respective category in Section 5.03(b) reported in Pinnacle's Cycle Report for such period for Scheduled Flights and Non-Scheduled Flights, plus

                  (iii) the IOP Payment, if any, will be determined in accordance with Section 5.03(c) below, plus

                  (iv) any payments due pursuant to Section 5.05 below, plus

                  (v) with respect to the payment to be made on the 15th day of each month, Pinnacle's Fixed Cost Payment determined in accordance with
         Section 5.04 below and any payments due pursuant to Section 5.06 below, plus

                  (vi) with respect to the payment to be made on the 15th day of each month, the Monthly Margin Payment determined in accordance with
         Section 5.08 or Section 5.11 below, as applicable.

Adjustments arising from Northwest's audit of the Block Hour Report, Cycle Report, Available CRJ Days Report, CRJ Deliveries Report, Section 5.05 Report, or Section 5.06 Report may be made within ninety (90) days following the end of each month. Any reference to the 30th day of a month in this Section 5 will be deemed to mean the last day of February with respect to that month.

                  SECTION 5.03  BLOCK HOUR AND CYCLE RATES; IOP PROGRAM
ADJUSTMENT

                  (a) Block Hour Rate. The Block Hour Rate for the time period through December 31, 2005 shall be calculated by multiplying the Base Block Hour Rate as follows for the applicable period by (1 + CPPIB):

Exhibit I

                                                                       Article V
                                                                    Page 3 of 19
                                                 (as amended by Amendment No. 3)

                                                           Base Block Hour Rate
                  Period                                       CRJ-200/440
                  ------                                       -----------
                  Effective Date - 12/31/03                       218.09
                  01/01/04 - 12/31/04                             225.00
                  01/01/05 - 12/31/05                             235.59


                  (b) Cycle Rates. The Cycle Rates for the time period through December 31, 2005 shall be calculated by multiplying the Base Cycle Rates as set forth below by (1+CPPIB):

                        Base Cycle Rates - - CRJ 200/400

                                  Effective Date -      01/01/04-     01/01/05-
                                  12/31/03              12/31/04      12/31/05
                  DTW                  188.42           188.38        188.84
                  MSP                  282.64           282.63        280.20
                  MEM                  291.00           294.64        299.98
                  NW Cities            844.28           842.61        840.51
                  CS Cities            400.91           399.25        396.91
                  PS Cities            490.76           487.90        502.90


                  NW Cities means Northwest Service Cities.

                  CS Cities means Contracted Service Cities

                  PS Cities means Pinnacle Service Cities

                  (c) IOP Program Incident Adjustment. If during any month during the term of this Agreement Pinnacle cancels one or more Scheduled Flights in connection with one or more IOP Program Incidents, Northwest shall pay to Pinnacle an amount determined in accordance with the following formula:

                  P=((IBH)*(BHR)*(0.43)) + ((ICYC)*(CYCR)*(0.53))

                  where,

                  P is the IOP Payment to be made to Pinnacle, IBH is the number of scheduled Block Hours cancelled in connection with the IOP Program Incident(s), calculated by the following formula:
                           IBH=Pinnacle scheduled Block Hours in Hub cancelled * (((% points of Pinnacle's Scheduled Flights in Hub cancelled)-(% points of Northwest scheduled flights in Hub cancelled))/(% points of Pinnacle's Scheduled Flights in Hub cancelled)),

Exhibit I

                                                                       Article V
                                                                    Page 4 of 19
                                                 (as amended by Amendment No. 3)

                  BHR is the then applicable Block Hour Rate in which such IOP Program Incident(s) occurred, ICYC is the number of scheduled Cycles cancelled in connection with the IOP Program Incident(s), calculated by the following formula:
                           ICYC=Pinnacle's scheduled Cycles in Hub cancelled * (((% points of Pinnacle's Scheduled Flights in Hub cancelled)-(% points of Northwest scheduled flights in Hub cancelled))/(% points of Pinnacle's Scheduled Flights in Hub cancelled))), and
                  CYCR is the then applicable Cycle Rate by category as defined in Section 5.03(b) in which such IOP Program Incident(s) occurred.

                  SECTION 5.04 FIXED COSTS. Pinnacle's Fixed Cost Payment arising from operation of the Aircraft shall be calculated on a monthly basis as follows:

                  Fixed Cost Payment = [2,735,830 + (74,546 * Monthly CRJ Deliveries) + (656.74 * Monthly ACDs)] * (1 + CPPIB)

                  where,

                  2,735,830 represents Pinnacle's base amount of monthly fixed costs.

                  74,546 represents the payment per CRJ Aircraft delivered during the month.

                  Monthly CRJ Deliveries means the number of CRJ Aircraft delivered during the applicable month as set forth in the CRJ Deliveries Report.

                  656.74 represents the payment per Available CRJ Day

                  Monthly ACDs means the number of Available CRJ Days for the applicable month as set forth in the Available CRJ Days Report.

                  SECTION 5.05      FUEL.

                  (a) Fuel Administration. As soon as practicable, Northwest will provide to Pinnacle the following fuel-related administrative services: (i) negotiation of fuel supply, fuel storage and into-plane service contracts for the Aircraft, (ii) payment of all into-plane and fuel invoices in respect of the Aircraft, (iii) monthly reconciliations (by the 15th of the following month) with respect to fuel boarded, inventory and purchases, and (iv) monthly reports with respect to fuel boarded by station, flight and Aircraft.

                  (b) In the event Northwest is unable to execute the administrative functions as outlined in Section 5.05 (a) (ii) and (iii), above, and until such time that it can, the following procedures will apply:

Exhibit I

                                                                       Article V
                                                                    Page 5 of 19
                                                 (as amended by Amendment No. 3)


                  (i) Current reporting mechanisms in place as of the Effective Date of this Agreement will continue with Pinnacle reporting to Northwest by the 15th day of the following month, the actual gallons boarded and the fuel price paid (including into-plane fees and taxes).

                  (ii) Current payment mechanisms in place as of the Effective Date of this Agreement will continue with the exception that the applicable monthly Margin Payment (per Section 5.08 or Section 5.11) will only be paid on the actual fuel boarded multiplied by the lesser of the actual fuel price, including into-plane fees and taxes, and $.78/gallon (the "Fuel Price"). In addition, no adjustment will be made to bring Pinnacle's fuel expense up to $.78/gallon. The reimbursement will be through the Section 5.02 wire transfer occurring on the 15th day of the following month.

                  (c) Fuel Payment. On and after the date on which Northwest executes the administrative functions outlined in Section 5.05(a) (ii) and (iii) above, Northwest will charge Pinnacle on a pre-pay basis the last week of each month for fuel to be boarded for the 1st -15th of the succeeding month. Pinnacle will pay for that fuel through a set-off of the amount due from the Section 5.02 wire transfer on the 15th of the month for which the prepay is occurring. Northwest will reimburse Pinnacle for this pre-pay amount through the Section
5.02 wire transfer on the 30th of the month. Likewise, Northwest will charge Pinnacle on a pre-pay basis the second week of the month for fuel to be boarded for the 16th-end of month. Pinnacle will pay for that fuel through a set-off of the Section 5.02 wire transfer on the 30th of the month for which the prepay is occurring. By the 15th of the following month, Northwest will reconcile the pre-paid fuel expense for the preceding month with the actual expense (at a price not to exceed the Fuel Price), and charge or credit Pinnacle with the difference, including reimbursement for the second half pre-pay. This reimbursement and month end adjustment for the preceding month will be handled via the Section 5.02 wire transfer occurring the 15th day of the following month through additional payment or set-off.

                  The pre-pay will be based on using half of Pinnacle's prior month actual boarded volume at the Fuel Price.

                  Pinnacle shall have the right to audit on a semi-annual basis the determination of the number of gallons of aircraft fuel boarded and shall report any disputes to Northwest. Any dispute not reported to Northwest within thirty (30) days of the conclusion of such audit shall be deemed waived.

                  Northwest's fuel department shall have the right to audit on a monthly basis the determination of the number of gallons of aircraft fuel boarded and fuel price paid and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle within thirty (30) days of the conclusion of such audit shall be deemed waived.

                  (d) Pinnacle Reporting Procedures. Pinnacle will provide to Northwest the following fuel administrative service assistance: (i) timely Fuel

Exhibit I

                                                                       Article V
                                                                    Page 6 of 19
                                                 (as amended by Amendment No. 3)

Management System ("FMS") data entry by Pinnacle at Pinnacle Service Cities including month-end reconciling to the fixed base operator ("FBO") by the end of the second business day, (ii) FMS coverage by Pinnacle when regular FMS person is on vacation, leave, etc., (iii) Pinnacle will train new Pinnacle employees on FMS due to turnover, vacation, etc., (iv) problems at FBO regarding supply of fuel slips and bill of lading receipts will be addressed by Pinnacle personnel first before involving the Northwest Fuel Department.

                  (e) Fuel Burn Review Procedures - CRJ. Northwest and Pinnacle agree to review the fuel burn performance of the CRJ Aircraft for compliance with the performance measure (burn rate ceiling) set below. Either party may initiate the audit of the actual fuel burn against the set measure. The performance measure includes both scheduled and non-scheduled fuel usage/expense. The ceiling is the Northwest budgeted scheduled fuel burn per scheduled Block Hour plus 3% for non-scheduled usage. For example, the 2002 performance measure (ceiling) was equal to the Northwest scheduled fuel burn rate of 308.6 gallons per scheduled Block Hour plus 3%, which sets the ceiling at 317.9.

                  In the event that the CRJ Aircraft's actual fuel burn for the period of review is above the ceiling the parties will work together in good faith to explain the variance relative to the ceiling and to resolve the cause of the variance. If it is determined that actual fuel burn was above the ceiling for reasons within the control of Pinnacle, Pinnacle will pay a Fuel Burn Penalty Payment to Northwest and such payment shall be made in accordance with
Section 5.07. The Fuel Burn Penalty Payment shall be calculated as follows:

                  Fuel Burn Penalty Payment = [(total fuel expense/actual fuel price) / scheduled Block Hours - performance ceiling] * completed scheduled Block Hours * actual fuel price (not to exceed $.78 per gallon) + Margin applicable to the fuel expense reimbursement pursuant to Section 5.08 or 5.11.

                  SECTION 5.06 DIRECT EXPENSES. Northwest will reimburse Pinnacle for the following expenses at the Direct Cost to Pinnacle. Reimbursement for these expenses paid or accrued by Pinnacle in the prior month, (other than the Equipment Rental Expense) will be included in the wire transfer to Pinnacle on the 15th of each subsequent month pursuant to Section 5.02(b) above. The reimbursement of Equipment Rental Expense pursuant to Section 5.06(a) attributable to a month will occur as part of the provisional payment on the 30th of such month pursuant to Section 5.02(b). Pinnacle will be responsible for providing Northwest with a copy of all third party invoices and evidence of payment needed to determine the expense amount and the timeliness of payment.

                  (a) Equipment Rental Expense - less any performance guarantee payments or credits that Pinnacle receives from the manufacturers.

Exhibit I

                                                                       Article V
                                                                    Page 7 of 19
                                                 (as amended by Amendment No. 3)

                  (b) Aviation Insurance - Aircraft hull insurance and aviation liability insurance, including war risk liability and hull war risk insurance, subject to the following:

                  Pinnacle's aviation liability insurance (including war risk liability) expense shall be the lesser of the expense based on the actual rates or $1.69 per Pinnacle Revenue Passenger. Pinnacle's hull insurance (including hull war risk insurance) expense shall be the lesser of the expense based on the actual rates or $0.00165 per dollar ($) of Pinnacle Fleet Value. The margin payment pursuant to Section 5.08 or 5.11 shall be based on the foregoing amounts. If Pinnacle's actual aviation insurance expense exceeds the amounts above, the incremental insurance expense above the foregoing limits will be reimbursed by Northwest. In the event that Pinnacle obtains aviation insurance coverage as part of Northwest's aviation insurance placement, the rates used to determine Pinnacle's share of the aviation insurance expenses shall be the same as the rates used to determine Northwest's expense for such insurance.

                  (c) Engine maintenance - The CRJ 200/440 engine maintenance performed pursuant to the GE Agreements less any warranty payments or credits that Pinnacle receives, including but not limited to those from GE, plus the cost of materials and components used in connection with unscheduled off-wing maintenance performed by Pinnacle (not including maintenance or replacement of line replaceable units or QEC items). Pinnacle shall provide to Northwest, upon reasonable request, documentation detailing the unscheduled event and cost of each of the components. If Northwest and Pinnacle agree at any time to have such engine work performed elsewhere, the reimbursement amount will be adjusted to take into account the new arrangement. Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for engine maintenance performed pursuant to the GE Agreements which is accomplished unreasonably in advance of the time such maintenance is required in accordance with the Maintenance Program or which is accomplished for the sole purpose of satisfying return conditions under the Lease.

                  (d) Airframe maintenance - The CRJ 200/440 airframe maintenance performed pursuant to Bombardier Agreement less any warranty payments or credits that Pinnacle receives, including but not limited to those from Bombardier. If Northwest and Pinnacle agree at any time to have the maintenance work performed elsewhere, the reimbursement amount will be adjusted to take into account the new arrangement. Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for airframe maintenance performed pursuant to the Bombardier Agreement which is accomplished unreasonably in advance of the time such maintenance is required in accordance with the Maintenance Program or which is accomplished for the sole purpose of satisfying return conditions under the Lease.

                  (e) Deicing services and glycol - subject to the provisions of
Section 4.02 and reimbursed accordingly:

Exhibit I

                                                                       Article V
                                                                    Page 8 of 19
                                                 (as amended by Amendment No. 3)


                  (i) Deicing services and glycol at Pinnacle Service Cities, Contracted Service Cities and Hub Cities where a contracted agent is performing the service.

                  (ii) Glycol at Pinnacle Service Cities, Contracted Service Cities and Hub Cities where Pinnacle performs the deicing function.

                  (f) Maintenance Facilities, subject to the provisions of
         Section 4.03 (c).

                  (g) CRJ 200/440 auxiliary power unit (APU) maintenance expense, CRJ 200/440 avionics maintenance expense and CRJ 200/440 landing gear overhaul expense less any warranty payments or credits that Pinnacle receives with respect to any of the foregoing expenses.

                  (h) Hub City facility charges pursuant to Exhibit B.

(i) Airport security-related equipment maintenance expenses and personnel expenses incurred by Pinnacle pursuant to Section 4.05 less any government reimbursement for such expenses.

                  (j) Landing fees incurred for Pinnacle operations in DTW.

                  (k) Property taxes, subject to the provisions of Section 8.03 less the amounts of any refunds, subject to the provisions of Section 8.04.

Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for any late payment charges, penalties and/or fees which Pinnacle incurs in connection with payment of the expenses listed above.

                  SECTION 5.07 BILLING. Northwest and Pinnacle shall bill each other on a monthly basis in respect of amounts owed to each other under this Agreement not contemplated under Section 5.02. If such billed items are not paid by the party within sixty (60) days of the statement date, the aggregate amount of undisputed items may be offset against or included in the next scheduled wire transfer pursuant to Section 5.02(b). Disputed amounts must be paid when the dispute is resolved, provided that such amount may be set off against or included in the next scheduled wire transfer pursuant to Section 5.02(b) if the formerly disputed amount is not paid within seven (7) days of resolution. Northwest may also offset against the next scheduled wire transfer pursuant to
Section 5.02(b) the amount of any payment (including those under any Lease or the Note) with respect to which Pinnacle shall have defaulted and shall have failed to cure before the expiration of any applicable grace period.

                  SECTION 5.08 MONTHLY MARGIN CALCULATION AND PAYMENT. The monthly Margin Payment for the time period through December 31, 2007 shall be calculated as follows:

Exhibit I

                                                                       Article V
                                                                    Page 9 of 19
                                                 (as amended by Amendment No. 3)

                  Monthly Margin Payment = (payments due to Pinnacle pursuant to Sections 5.03, 5.04, 5.05 and 5.06) * (.10 / .90)

                  SECTION 5.09 ANNUAL MARGIN ADJUSTMENT PAYMENT. For the time period through December 31, 2007, the parties will calculate Pinnacle's Margin in accordance with Section 5.09(a) and, if required pursuant to Section 5.09(b) below, one party will make a Margin Adjustment Payment to the other party.

                    (a) Calculation of the Total Operating Cost and the Margin. Not later than ninety (90) days following the end of 2003, 2004, 2005, 2006 and 2007, Pinnacle shall deliver to Northwest its audited financial statements including the calculation of its operating margin for Regional Airline Services provided under this Agreement for the prior year (the "Margin") by dividing (x) Pinnacle's Total Operating Income for Regional Airline Services for such year by
(y) Pinnacle's Total Operating Revenue for Regional Airline Services for such year, subject to the following:

                  In calculating the Margin, the amount of any penalties (accounted for as a reduction to revenue) pursuant to Section 5.05, Section 5.13 and/or Section 5.14 below and any Saab 340 Aircraft rental revenue will not be included in Pinnacle's Total Operating Revenue, and the following expenses will not be included in Pinnacle's Total Operating Cost:

                  (1) Increment above predicted employee bonuses and incentives as set forth in Exhibit C hereto. Predicted bonus and incentive levels are the amounts used in calculating the Block Hour, Cycle and Fixed Cost Rates for 2003, 2004, 2005, 2006 and 2007, respectively.

                  (2) Increment above market pay rates for Pinnacle's employees per the Parity Pay Agreement in Exhibit D.

                  (3) The amount of any penalties pursuant to Section 5.14 (if not accounted for as a reduction to revenue).

                  (4) The amount of any depreciation expense associated with capital expenditures in excess of $250,000 which are designated by Northwest as Section 5.09(a)(4) items because Northwest has determined that such capital expenditures are not necessary after taking into consideration the Annual Operating Plan and Pinnacle's obligations under this Agreement, within seventy-five (75) days after receiving written notice from Pinnacle of such capital expenditure pursuant to
         Section 6.01(a)(iv) below.

                  (5) The amount of any Fuel Burn Penalty Payment pursuant to
         Section 5.05(d) (if not accounted for as a reduction to revenue).

                  (6) The amount of any asset write-downs (excluding normal depreciation) or extraordinary charges as defined by GAAP.

Exhibit I

                                                                       Article V
                                                                   Page 10 of 19
                                                 (as amended by Amendment No. 3)

                  (7) Rental expense associated with the Saab 340 Aircraft not flown by Pinnacle.

                  (8) The amount of any fines or penalties paid by Pinnacle to any governmental entity.

                  (9) The CRJ 200/440 Aircraft and Spare Engine return costs including termination costs incurred by Pinnacle pursuant to Section 3.02(b) above.

                  (10) The amount of any late payment charges, penalties and/or fees incurred by Pinnacle.

                  (11) The amount of any payment from Pinnacle to Northwest pursuant to Section 5.13 (if not accounted for as a reduction to revenue).

                  The Margin shall be expressed as a decimal rounded to the fourth place. The calculation of the Margin shall be derived from Pinnacle's reported financial statements for such year and shall be determined in accordance with GAAP.

                  (b) Annual Margin Adjustment Payment. With respect to each calendar year through and including 2007, the Margin will be subject to the floors and ceilings in the following table:

Period:                   Revision Date - 2005           2006 & 2007
-----------------------------------------------------------------------
Ceiling:                          11%                       12%
-----------------------------------------------------------------------
Floor:                            9%                         8%
-----------------------------------------------------------------------


With respect to each calendar year through and including 2007, if the Margin is less than the applicable Floor, Pinnacle shall receive from Northwest an amount determined as follows:

                  Ppin = [Total Operating Cost/(1 - Floor)] - Rev

                  where

                  Ppin is the amount payable to Pinnacle,
                  Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding the items listed in
                  Section 5.09 (a),

                  Floor is the applicable floor from the above table, and

                  Total Operating Cost excludes Items 1-11 in Section 5.09(a) above.

Exhibit I

                                                                       Article V
                                                                   Page 11 of 19
                                                 (as amended by Amendment No. 3)

With respect to each calendar year through and including 2007, if the Margin is greater than the applicable Ceiling, Northwest shall receive from Pinnacle an amount determined as follows:

                  Pnw = Rev - [Total Operating Cost/(1 - Ceiling)]

                  where,

                  Pnw is the amount payable to Northwest,
                  Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding the items listed in
                  Section 5.09 (a),

                  Ceiling is the applicable ceiling from the above table, and

                  Total Operating Cost excludes items 1-11 in Section 5.09(a) above.

An amount payable pursuant to this Section 5.09 (b) is a "Margin Adjustment Payment." Northwest shall add in or setoff, as appropriate, any Margin Adjustment Payment in the next wire transfer due to Pinnacle.

                  (c) Audit of Total Operating Cost and the Margin. Northwest shall have the right to audit the calculation of the Total Operating Cost, the Margin and the Margin Adjustment Payment, and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle in writing within ninety (90) days of the receipt of the audited financial statements and Margin calculation by Northwest shall be deemed waived. The payment in respect of any dispute shall be handled as a disputed amount in accordance with Section 5.07.

                  SECTION 5.10 RATE ADJUSTMENTS. For the calendar year 2006, the Block Hour, Cycle, and Fixed Cost Rates will be adjusted as described below.

                  (a) One Time Adjustment Factor. Effective for the twelve-month period beginning on January 1, 2006 (i) the Block Hour Rate used for the 2005 calendar year will be multiplied by a One Time Adjustment Factor (OTAF) and multiplied by (1 + CPPI), and (ii) the Cycle Rates shall be calculated by multiplying the Base Cycle Rates for 2005 by (1 + CPPIB)* (OTAF). These adjusted rates will be used for the twelve-month period beginning January 1, 2006. The OTAF will be calculated as follows:

                           (1) Determine Pinnacle's actual operating expenses
                  for the twelve-month period ending December 31, 2005, excluding expenses defined in Section 5.05 (fuel expenses), expenses defined in Section 5.06 (direct expenses), the expenses excluded from the Margin calculation in Section 5.09(a), and any expenses deemed non-recurring by Northwest.

                           (2) Determine the actual payment made to Pinnacle for
                  the twelve month period ending December 31, 2005, excluding the Monthly

Exhibit I

                                                                       Article V
                                                                   Page 12 of 19
                                                 (as amended by Amendment No. 3)

                  Margin Payment (Section 5.08), any Margin Adjustment Payments (Section 5.09), and any payments pursuant to Sections 5.05 and 5.06.

                           (3) Divide the result of step (1) by the result of
                  step (2).

                  (b) Inflation Adjustment. Effective for 2007, (i) the Block Hour Rate used for 2006 will be multiplied by (1+CPPI), and (ii) the Cycle Rates shall be calculated by multiplying the Base Cycle Rates used for 2006 by (1 +
CPPI), to establish the 2007 rates.

                  (c) Fixed Cost Payment Adjustment. Effective for 2006 and 2007, the Fixed Cost Payment formula will be multiplied by the OTAF.

                  (d) Effective for 2008 the payment rates and mechanisms set forth in Sections 5.02 through 5.06 will be re-set through good faith negotiations utilizing a payment methodology consistent with the methodology utilized through 2007; provided, however, that any increment above market pay rates for Pinnacle's employees, per the Parity Pay Agreement in Exhibit D, will not be considered in re-setting such rates. The rates for 2009, 2010, 2011 and 2012 will be determined by multiplying the prior year's rates by (1+CPPI).

                  (e) So long as this Agreement remains in effect, the payment rates and mechanisms set forth in Sections 5.02 through 5.06 will be re-set every fifth year through good faith negotiations, commencing with the rates effective for 2013, utilizing a payment methodology consistent with the methodology utilized during the prior five (5) year period; provided, however, that any increment above market pay rates for Pinnacle's employees, per the Parity Pay Agreement in Exhibit D, will not be considered in re-setting such rates. The rates for the years between each adjustment year will be determined by multiplying the prior year's rates by (1 + CPPI).

                  (f) In the event the parties are unable to reach agreement on new payment rates and mechanisms through good faith negotiations, the rates will be set utilizing the following procedure: (i) the parties shall attempt to agree upon an impartial industry expert to act as sole arbitrator, provided that if the parties are unable to agree upon an expert to so act, each party shall appoint an expert, and the two experts so appointed shall appoint a third expert; (ii) each party shall submit a set of proposed rates to the arbitrator(s); and (iii) the arbitrator(s) shall choose a set of rates from those submitted without modifying either.

                  SECTION 5.11 REVISED MONTHLY MARGIN CALCULATION AND PAYMENT. Effective January 1, 2008, the monthly Margin Payment shall be calculated as follows:

                  Monthly Margin Payment = (payments due to Pinnacle pursuant to Sections 5.03, 5.04, 5.05 and 5.06 (all adjusted pursuant to
                  Section 5.10)) * MMR / (1-MMR)

Exhibit I

                                                                       Article V
                                                                   Page 13 of 19
                                                 (as amended by Amendment No. 3)

                  Where, MMR is the Market Margin Rate.

                  SECTION 5.12 REVISED ANNUAL MARGIN ADJUSTMENT PAYMENT. Effective for 2008 and each calendar year thereafter, the parties will calculate Pinnacle's Margin in accordance with Section 5.12(a) and, if required pursuant to Section 5.12(b) below, one party will make a Margin Adjustment Payment to the other party.

                  (a) Calculation of the Total Operating Cost and the Margin. Not later than ninety (90) days following the end of 2008 and each subsequent calendar year during the term of this Agreement, Pinnacle shall deliver to Northwest its audited financial statements including the calculation of its operating margin for Regional Airline Services provided under this Agreement for the prior year (the "Margin") by dividing (x) Pinnacle's Total Operating Income for Regional Airline Services for such year by (y) Pinnacle's Total Operating Revenue for Regional Airline Services for such year, subject to the following:

                  In calculating the Margin, the amount of any penalties (accounted for as a reduction to revenue) pursuant to Section 5.05, Section 5.13 and/or Section 5.14 below and any Saab 340 Aircraft rental revenue will not be included in Pinnacle's Total Operating Revenue, and the following expenses will not be included in Pinnacle's Total Operating Cost:

                  (1) Increment above predicted employee bonuses and incentives as set forth in Exhibit C hereto. Predicted bonus and incentive levels are the amounts used in calculating the Block Hour, Cycle and Fixed cost rates for 2007, grown each year by multiplying by (1 + CPPI).

                  (2) The amount of any penalties pursuant to Section 5.14 (if not accounted for as a reduction to revenue).

                  (3) The amount of any depreciation expense associated with capital expenditures in excess of $250,000 which are designated by Northwest as Section 5.13(a)(3) items because Northwest has determined that such capital expenditures are not necessary after taking into consideration the Annual Operating Plan and Pinnacle's obligations under this Agreement, within seventy-five (75) days after receiving written notice from Pinnacle of such capital expenditure pursuant to
         Section 6.01(a)(iv) below.

                  (4) The amount of any Fuel Burn Penalty Payment pursuant to
         Section 5.05(d) (if not accounted for as a reduction to revenue).

                  (5) The amount of any asset write-downs (excluding normal depreciation) or extraordinary charges as defined by GAAP.

                  (6) Rental expense associated with the Saab 340 Aircraft not flown by Pinnacle.

Exhibit I

                                                                       Article V
                                                                   Page 14 of 19
                                                 (as amended by Amendment No. 3)

                  (7) The amount of any fines or penalties paid by Pinnacle to any governmental entity.

                  (8) The CRJ 200/440 Aircraft and Spare Engine return costs including termination costs incurred by Pinnacle pursuant to Section
         3.02 (b) above.

                  (9) The amount of any late payment charges, penalties and/or fees incurred by Pinnacle.

                  (10) The amount of any payment from Pinnacle to Northwest pursuant to Section 5.13 (if not accounted for as a reduction to revenue).

                  The Margin shall be expressed as a decimal rounded to the fourth place. The calculation of the Margin shall be derived from Pinnacle's reported financial statements for such year and shall be determined in accordance with GAAP.

                  (b)      Annual Adjustment to Margin Payment.

                  With respect to each calendar year effective 2008, if the Margin is greater than MMR but less than or equal to (MMR + 0.05), Northwest shall receive from Pinnacle an amount determined as follows:

                  Pnw = (Rev - [Total Operating Cost/(1 - MMR)]) / 2

                  where,

                  Pnw is the amount payable to Northwest,

                  Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding the items listed in
                  Section 5.12 (a), and

                  Total Operating Cost excludes items 1-10 in Section 5.12(a) above.

                  With respect to each calendar year effective 2008, if the Margin is greater than (MMR + 0.05), Northwest shall receive from Pinnacle an amount determined as follows:

                  Pnw = (Rev - [Total Operating Cost/(0.975 - MMR)])

                  where,

                  Pnw is the amount payable to Northwest,

Exhibit I

                                                                       Article V
                                                                   Page 15 of 19
                                                 (as amended by Amendment No. 3)

                  Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding the items listed in
                  Section 5.12 (a), and

                  Total Operating Cost excludes items 1-10 in Section 5.12(a) above.

                  An amount payable pursuant to this Section 5.12(b) is a "Margin Adjustment Payment." Northwest shall add in or setoff, as appropriate, any Margin Adjustment Payment in the next wire transfer due to Pinnacle.

                  (c) Audit of Total Operating Cost and the Margin. Northwest shall have the right to audit the calculation of the Total Operating Cost, the Margin and the Margin Adjustment Payment, and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle in writing within ninety (90) days of the receipt of the audited financial statements and Margin calculation by Northwest shall be deemed waived. The payment in respect of any dispute shall be handled as a disputed amount in accordance with Section 5.07.

                  SECTION 5.13      NON-SCHEDULED FLIGHT REFUND.

                  With respect to each calendar year during the term of this Agreement, Northwest shall within thirty (30) days from the receipt of the final Block Hour and Cycle Report received pursuant to Section 5.02 for the immediately preceding year, calculate and notify Pinnacle of the ratio of actual Block Hours for Non-Scheduled Flights to actual Block Hours for Scheduled Flights and the ratio of actual Cycles for Non-Scheduled Flights to actual Cycles for Scheduled Flights. In the event that either ratio exceeds .25% (.0025), Pinnacle shall remit to Northwest (through a set-off of the next amount due from the Section 5.02 wire transfer) an amount equal to the following:

         Refund Calculation:
         ------------------

         Actual Block Hours and/or Cycles for Non-Scheduled Flights in excess of .25% (.0025) of the actual Block Hours and Cycles for Scheduled Flights, respectively, multiplied by the Block Hour Rate and Cycle Rate, respectively, in effect for the immediately preceding year pursuant to Section 5.03 and as adjusted pursuant to Section 5.10, plus the amount of any Margin Payments previously paid by Northwest to Pinnacle in connection with such excess Block Hours and/or Cycles; provided, however, that no refund will be paid to Northwest with respect to Non-Scheduled Flights which are Aircraft delivery flights. For purposes of this calculation, the cycle rate used will be the average of the then applicable Cycle Rates weighted by the number of Cycles in each category in Section 5.03(b).

Exhibit I

                                                                       Article V
                                                                   Page 16 of 19
                                                 (as amended by Amendment No. 3)

                  SECTION 5.14      PERFORMANCE LEVELS AND PENALTIES.

                  (a) Pinnacle shall be subject to certain performance levels and penalties as described in this Section 5.14(a) ("Performance Criteria") which shall be deducted from the Block Hour Payment. If Pinnacle does not achieve the performance criterion, then a penalty shall be charged against amounts owing to Pinnacle. Any penalty charge incurred by failing to meet Performance Criteria shall be made in the wire transfer due on the 30th day of the second month following the end of the Performance Period in question pursuant to Section 5.02(b). The applicable performance levels and penalties are as follows:

         (i) Completion Factor (calculated in accordance with Section 2.10 (a)):

                                 Additional
                                   Penalty        Penalty         Neutral
----------------------------------------------------------------------------
Performance Level                  <96.5%       96.5%-<97.5%       >97.5%
                                                                   -
----------------------------------------------------------------------------
Penalty per enplaned
revenue passenger                   $.50            $.25             0
----------------------------------------------------------------------------

          (ii)  On-Time Factors (calculated in accordance with Section 2.10(b)):

                Departure (within zero minutes)

                                Additional
                                 Penalty        Penalty         Neutral
--------------------------------------------------------------------------
Performance Level                 <66.0%      66.0%-<72.0%       >72.0%
                                                                 -
--------------------------------------------------------------------------
Penalty per enplaned
revenue passenger                  $.25           $.125             0
--------------------------------------------------------------------------

                  Arrival (within zero Minutes)

                                 Additional
                                  Penalty        Penalty          Neutral
----------------------------------------------------------------------------
Performance Level                  <57.0%      57.0%-<61.0%        >61.0%
                                                                   -
----------------------------------------------------------------------------
Penalty per enplaned revenue        $.25           $.125             0
passenger
----------------------------------------------------------------------------

In conjunction with Pinnacle's on-time arrival performance, Pinnacle's target block time performance (within zero minutes) shall not exceed 68.0%. If Pinnacle's actual block time performance (within zero minutes) exceeds 68.0%, Pinnacle's actual arrival performance (within zero minutes) will be adjusted downward by 0.7 percentage point per 1.0 percentage point in excess of 68.0%

Exhibit I

                                                                       Article V
                                                                   Page 17 of 19
                                                 (as amended by Amendment No. 3)

         (iii)    Luggage Mishandled (calculated in accordance with Section
2.10 (c)):


                                     Additional
                                      Penalty          Penalty         Neutral
-------------------------------------------------------------------------------
Performance Level (incidents
per 1,000 enplaned revenue              >8.8           >7.7-8.8         <7.7
passengers)                                                             -
-------------------------------------------------------------------------------
Penalty per enplaned revenue
passenger                               $.30             $.15             0
-------------------------------------------------------------------------------

          (iv) Customer complaints (calculated in accordance with Section 2.10 (d)):

                                     Additional
                                      Penalty          Penalty        Neutral
-------------------------------------------------------------------------------
Performance Level (incidents
per 1,000 enplaned revenue              >1.4          >1.2-1.4          <1.2
passengers)                                                             -
-------------------------------------------------------------------------------
Penalty per enplaned revenue            $.20            $.10             0
passenger
-------------------------------------------------------------------------------

The parties will review the penalty levels for customer complaints after the first year this Agreement is in effect and make such adjustments as are mutually agreed.

                  (b) Reconciliation of Performance Standards. For each Performance Period, (i) Northwest shall determine the total number of enplaned revenue passengers on Scheduled Flights operated by Pinnacle, (ii) Pinnacle shall prepare a reconciliation of its actual performance to the targeted performance with respect to its completion factor and its on-time factor and
(iii) Northwest shall prepare a reconciliation of Pinnacle's actual performance to targeted performance with respect to Pinnacle's incidences of mishandled luggage and its number of customer complaints. Such reconciliations will be completed and delivered to the other within thirty (30) days after the end of each Performance Period. Northwest and Pinnacle will have the right to audit the reconciliation prepared by the other and shall report any discrepancies to the other. Any discrepancy not reported in writing within sixty (60) days of the end of any Performance Period shall be deemed waived. The payment of in respect of any discrepancy shall be handled as a disputed amount in accordance with Section 5.07.

                  (c) Additional Performance Criteria. During the term of this Agreement, Northwest may propose other performance criteria for Pinnacle's operations pursuant to this Agreement. The parties agree that they will meet upon the introduction of additional performance levels for Northwest's operations, to develop similar performance targets for Pinnacle, taking into account the differences in operations between the two companies, and shall use their best commercially reasonable efforts to develop a system of performance levels and penalties for Pinnacle's performance with respect thereto in a manner consistent with the performance standards agreed to herein.

Exhibit I

                                                                       Article V
                                                                    Page 3 of 19
                                                 (as amended by Amendment No. 3)

                  SECTION 5.15 PINNACLE CHANGE OF CONTROL. In the event a Pinnacle Change of Control shall have occurred, Sections 5.08, 5.09, 5.11 and
5.12 shall be terminated effective immediately.

                  SECTION 5.16      CREDIT CARD CHARGEBACKS.

                  (a) Pinnacle shall be billed for credit card chargebacks resulting from Pinnacle's noncompliance with Northwest's credit card acceptance procedures. Northwest shall apply the same card acceptance procedures and standards to Pinnacle as applied to Northwest by Northwest's credit card contractors. Northwest will inform Pinnacle in writing regarding any material changes in Northwest's agreements with its credit card contractors to the extent such changes will impact the procedures and standards to be applied by Pinnacle.

                  (b) With respect to all credit card charge forms returned to Pinnacle by Northwest, Northwest will furnish Pinnacle with a complete written explanation of the reason therefore accompanied by relevant documentation received from the credit card issuer or credit card holder.

                  (c) Upon receipt of a chargeback, Pinnacle shall have a reasonable period of time, but not to exceed 30 days, to review the validity of the chargeback notice. If the chargeback is valid (within the scope of the circumstances for the chargeback), Pinnacle shall remit to Northwest within 30 days a gross amount equal to such credit card charge form. If, in Pinnacle's good faith opinion, the chargeback is not valid, Pinnacle will so notify Northwest and provide Northwest with a complete written explanation of the transaction together with any necessary supporting documentation within the 30-day period.

                  (d) All revisions to Northwest's credit card acceptance procedures must be in writing and must be submitted to Pinnacle at least 30 days in advance of the effective date of such procedures or such shorter notification period as Northwest may utilize in notifying its own personnel.

                  SECTION 5.17      RETURNED CHECKS.

                  (a) Pinnacle shall be billed pursuant to Section 5.07 above for all returned checks resulting from Pinnacle's non-compliance with Northwest's check acceptance procedures.

                  (b) Northwest will furnish Pinnacle with a complete written explanation of the reason therefore, accompanied with the relevant documentation.

                  (c) Pinnacle shall refund Northwest the full amount of the dishonored check within 30 days. If, in Pinnacle's reasonable opinion, the charge is not valid, Pinnacle will so notify Northwest and provide Northwest with a complete written

Exhibit I

                                                                       Article V
                                                                   Page 19 of 19
                                                 (as amended by Amendment No. 3)

explanation of the transaction together with any necessary supporting documentation within the 30-day period.

                  (d) All revisions to Northwest's check acceptance procedures will be in writing and will be submitted to Pinnacle at least 30 days in advance of the effective date of such procedures or such shorter notification period as Northwest may utilize in notifying its own personnel.